                                                                   Exhibit 10.13

                                  AMENDMENT TO
                             PRIVATE LABEL AGREEMENT
                                       AND
                    PROJECT DEVELOPMENT AND LICENSE AGREEMENT
                                     BETWEEN
                               CISCO SYSTEMS, INC.
                                       AND
                       FRONTIER SOFTWARE DEVELOPMENT, INC.


         This Amendment ("Amendment") is made in California by and between Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134-1706, U.S.A. ("Cisco"), and Frontier Software Development, Inc., a Delaware corporation having its principal place of business at 321 Billerica Road, Chelmsford, Massachusetts 01824 ("Frontier").

         WHEREAS, Cisco and Frontier entered into the Project Development and License Agreement on July 13, 1994 ("Software Agreement") pursuant to which Frontier licensed certain software products (as defined in the Software Agreement) to Cisco; and

         WHEREAS, Cisco and Frontier entered into the Private Label Agreement on October 17, 1995 ("Hardware Agreement") pursuant to which Frontier would sell certain products (as defined in the Hardware Agreement) to Cisco; and

         WHEREAS, Cisco and Frontier desire to change and add certain terms to the Software Agreement and Hardware Agreement to change pricing, add products and to make such agreements more similar, all as specified below.

         NOW THEREFORE, in consideration of the covenants and conditions contained herein, the parties agree as follows:

1. PRODUCTS. Cisco shall have the right to purchase and resell any and all Frontier products, both current and future (including, without limitation, all consoles, probes, embedded agents and upgrades in the Frontier product line), listed on Frontier's then current price list. Except as expressly and unambiguously stated in the Software Agreement, the terms and conditions of the sale of products by Frontier to Cisco shall be governed by the Hardware Agreement. All products purchased by Cisco from Frontier shall be deemed "Products" as defined in the Hardware Agreement. The parties agree that all Products purchased or licensed by Cisco under the Hardware Agreement (including all additional Products added by this Amendment) shall be subject to all the terms and conditions of the Hardware Agreement.

2. NETSCOUT MANAGER PRODUCT.

         2.1 MANUFACTURING OF UNBOUNDED COPIES. Frontier agrees to manufacture complete kits for copies of the NETscout Manager Product and private label such Product as "TrafficDirector" as specified by Cisco (the "TrafficDirector Product"). In addition, Frontier agrees to make and provide to Cisco all documentation for the TrafficDirector Product as specified by Cisco. Frontier will provide finished User Guides and executable copies of the TrafficDirector Product in CD or electronic format for integration with other Cisco management software. Frontier agrees that it shall only have the right to sell the TrafficDirector Product to Cisco. In the event Cisco orders copies of the TrafficDirector Product with temporary licenses (i.e. a [*]), Frontier agrees to mark the TrafficDirector boxes with the license expiration date and the Cisco last ship date (which shall be 40 days before the temporary license expiration date) as follows:

Example:
CISCO: LAST SHIP DATE               _______________
TEMPORARY LICENSE EXPIRATION DATE   _______________

Cisco agrees to pay Frontier a mutually agreed upon NRE charge for any modifications and/or enhancements to the TrafficDirector documentation which have resulted from a written request from Cisco. No substantive changes shall be made to the documentation unless expressly agreed to/requested in writing by Cisco.

         2.2 NEW VERSIONS. Within [*] after the release of a new version of the NETscout Manager Product by Frontier, Frontier shall provide to Cisco a TrafficDirector branded Product, at a [*] upon [*], if any. TrafficDirector version 3.3 will be based on NETscout Manager version 3.3. TrafficDirector version 4.X will be based on NETscout Manager Plus, with the switch management enhancements.

         2.3 LICENSE FEES. Cisco shall pay Frontier for each copy of the TrafficDirector Product purchased or licensed by Cisco as follows:

                  (a) if [*] in the [*] or any other [*], the license fee shall equal [*] of Frontier's [*]. A [*] will be due to Frontier [*] after product receipt. This amount will then be [*] from the license fee payment due to Frontier;

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  (b) if sold as an [*], the license fee shall equal [*] of Frontier's [*]. A [*] will be due to Frontier [*] after product receipt. This amount will then be [*] from the license fee payment due to Frontier;

                  (c) the license fee for [*] shall equal [*], per [*], for the [*] following the signing of the amendment, [*] will be [*] within [*] of the signing of the amendment;

                  (d) the license fee for [*] shall equal [*], provided that [*] licenses for a minimum of [*] shall be [*];

                  (e) the license fee for [*] shall equal [*] and shall have a license for [*] or more.

                  (f) Frontier will provide Cisco with a record and invoice within [*] after the end of each Cisco fiscal quarter based upon Frontier's Web page records. Cisco will have [*] to reconcile the invoice to its own records. Cisco will be obligated to pay Frontier within [*] after the invoice, unless Cisco presents in writing records showing different sales levels.
In this event, [*] would make a [*] to [*] the [*] in [*] and payment within [*].

         2.4 TRADEMARK. Frontier acknowledges that Cisco retains any and all rights, title and interest to the tradename, trademark, logo or mark "TrafficDirector" ("Traffic Director Mark") and agrees not to take any action to challenge any rights or efforts made by Cisco to register or use the TrafficDirector Mark, nor will Frontier lodge any filings with respect to the TrafficDirector Mark or marks confusingly similar to the TrafficDirector Mark, whether on behalf of Cisco or in its own name or interest, without the prior written consent of Cisco.

Cisco acknowledges that Frontier shall retain any and all rights, title and interest to any tradenames, trademarks or trademark logos ("Frontier Marks") in any documentation developed by Frontier pursuant to Section 2. 1, above. Cisco agrees not to make any

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

claims to Frontier Marks, or lodge any filings with respect to such Frontier Marks or marks confusingly similar to Frontier Marks, whether on behalf of Frontier or in its own name or interest, without the prior written consent of Frontier.

         2.5 Frontier agrees that Cisco has the right to purchase the TrafficDirector Products as long as Cisco continues to remarket Frontier's NETscout Probe Products.

3.       SWITCHPROBE AGENTS AND EMBEDDED AGENTS.

         3.1 MANUFACTURING. Frontier agrees to manufacture copies of the Frontier SwitchProbe Product with the SwitchProbe Embedded Agent incorporated in it for resale to Cisco pursuant to the Hardware Agreement.

         3.2 LICENSE FEES. Exhibit D, Section 1, to the Software Agreement is deleted and replaced with the following:


"Cisco agrees to pay to Frontier Software License Fees in accordance with the following schedule:

[*]                [*] per RMON license sold as a revenue unit by Cisco

[*]                [*] per RMON license sold as a revenue unit by Cisco

[*] [*] per Resource Manager agent option license sold as a revenue unit by Cisco

[*] [*] per Switch Monitor agent option license (includes roving-RMON for all [*] models and mini-RMON proxy support for the [*]series)

[*] Agent upgrades and technical support for all platforms will be provided under [*] maintenance fee of [*]. Agent upgrades will be delivered in a [*] format

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         3.3 PAYMENT TERMS. The payment terms for the license fees due under this Section 3 shall be in accordance with Exhibit D of the Software Agreement.

         3.4 SUPPORT. Frontier agrees to provide Cisco, at no additional charge, hotline and technical engineering support for all Cisco network monitoring products that use Frontier technology. Such support shall be subject to the Customer Support requirements of Section 8.1 of the Hardware Agreement and the Prioritization and Escalation Guidelines contained in Exhibit F of the Hardware Agreement.

4. REVISED PRODUCT PRICES.

         4.1 PRODUCTS. Exhibit A to the Hardware Agreement is deleted and replaced with the new attached Exhibit A ("Revised Exhibit A"). Frontier agrees that during the term of the Hardware Agreement and Software Agreement it [*] its list price for hardware Products or for Software Products [*] in the event of [*] in [*] that [*] the [*] of the Product by [*] (this [*] will be directly passed on without [*]) or in the event Frontier adds [*] to a Software Product.

         4.2 [*] PRICING. Frontier represents and warrants to Cisco that the Product prices/license fees offered to Cisco under this Agreement are [*] than the Product prices/license fees [*] quantities. In the event Frontier [*] Product prices/license fees to [*], Frontier will promptly notify Cisco of such event and [*] Product prices/license fees to Cisco commencing upon the date such [*] prices/license fees were [*].

5. ESCROW. The parties agree that all Products purchased or licensed by Cisco under the Hardware Agreement and the Software Agreement shall be subject to the manufacturing and escrow requirements of Section 10 of the Hardware Agreement.

6. SUPPORT.

         6.1 HARDWARE AGREEMENT. Section 8 of the Hardware Agreement is amended to add the following support provisions:


[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                  "8.12 LICENSE TO USE OBJECT AND SOURCE CODE FOR CUSTOMER SUPPORT. Pursuant to the License granted herein, Cisco is licensed to use the Software source and/or object code for the limited purpose of providing customer support, including, without limitation, the provision of software bug fixes, patches and maintenance releases.

                  "8.13 SOFTWARE SUPPORT. Frontier will support no more than [*] provided that these releases are no more than [*] apart. Software releases should be [*] and released at a [*] interval.

                  "8.14 PRODUCT SHIPMENT PROCEDURE. In case bug fixes cannot be transferred electronically, Frontier will ship to Cisco, and customer, at Cisco's discretion, two (2) copies of media (i.e., CD-ROM) containing the bug fix. Such shipment will be by overnight delivery to Cisco at Cisco's expense.

                  "8.15 SUPPORT DOCUMENTATION. Frontier agrees to regularly supply Cisco with all known bug notes or other documentation defining the relevant hardware and software information, symptoms, solutions or work-arounds for Product problems. Frontier will keep accurate records of Product deficiencies (bugs) and make such reports available to Cisco at least quarterly. Frontier will maintain an electronic means (e.g., an FTP server) through which Cisco can obtain up-to-date information on bugs, fixes, and code updates. During the term of this Agreement, Frontier will provide such support to Cisco at no charge."

         6.2 SOFTWARE AGREEMENT. The parties agree that Software products licensed under the Software Agreement shall be subject to all the support provisions of the Hardware Agreement.

7. ADDITIONAL FRONTIER OBLIGATION. Frontier agrees to maintain a World Wide Web site for Software license password generation.

8. GENERAL. Section 17 (Limitation of Liability) of the Software Agreement is deleted and replaced with Section 13 (Limitation of Liability) of the Hardware Agreement. Further, any provisions of the Hardware Agreement covering subject matter which are not included in the Software Agreement are hereby included in the Software Agreement.

9. ENTIRE AGREEMENT. The "entire agreement" paragraph of Section 14 of the Software Agreement is deleted and replaced with the following:

[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

         "This Agreement (including the Exhibits hereto) and the Private Label Agreement entered into by Cisco and Frontier on October 17, 1995, constitutes the entire agreement between the parties hereto concerning the subject matter of this Agreement, and there are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto."

10. NO OTHER CHANGES. Terms capitalized shall have the meaning assigned to them in the Hardware Agreement and the Software Agreement. All other terms and conditions of the Hardware Agreement and Software Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.


CISCO SYSTEMS, INC.                           FRONTIER SOFTWARE
                                                DEVELOPMENT, INC.


/s/ Mario Mazzola                             /s/ Narendra Popat
------------------------------------------    -------------------------------
Signature                                     Signature



Mario Mazzola                                 Narendra Popat
------------------------------------------    -------------------------------
Name                                          Name


Vice President/General Manager - WBU          President, Frontier Software
------------------------------------------    -------------------------------
Title                                         Title


5/15/96                                       5/15/96
------------------------------------------    -------------------------------
Date                                          Date

                                REVISED EXHIBIT A

                                PRODUCTS/PRICING

-------------------- --------------------------------------------------
PRODUCT                                            [*]
MODEL
NUMBER
-------------------- --------------------------------------------------
                                                   [*]

[*]
[*]
[*]
[*]
[*]
-------------------- ---------------------------------- ---------------



         When reference is made in the Agreement or any exhibit to Frontier's [*] of a Product specially modified for Cisco, such reference shall mean Frontier's [*] for Frontier standard product upon which the Product has been based. If Frontier shall modify, update, enhance or create a new version of a standard product upon which such a Product is based, it shall similarly modify, update, enhance or create a new version of the corresponding Product. Frontier will sell Products specially modified for Cisco only to Cisco.

Except as specified above, the prices for all Products purchased by Cisco from Frontier shall be:

         (i)      [*] of Frontier's [*] for all Frontier hardware Products;

         (ii) [*] of Frontier's [*] for all Frontier software Products to be resold by Cisco unbundled;

         (iii) [*] of Frontier's [*] for all Frontier software Products to be resold by Cisco in a bundle.


[*]INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.